Exhibit 99.1

Infinity Real Estate Holdings Corporation Announces Appointment of
Chief Financial Officer, Principle Accounting Officer, and Treasurer

April 1, 2014

CALGARY, AB – (April 1, 2014, FOR IMMEDIATE RELEASE) – Infinity Real Estate Holdings Corporation (IREHC) announced that effective April 1, 2014 the company has appointed Trevor Erridge’ as its Chief Financial Officer, Principle Accounting Officer, and Treasurer.  In his new role, Mr. Erridge’ will report to IREHC's Executive Committee.

Mr. Erridge’ brings IREHC an international business background consisting of more than 25 years of accounting and operational experience, manufacturing, supply chain management, and financial operations.  In previous positions he demonstrated valuable proficiencies in: strategic planning and analysis, accounting, contracts management, budgeting, forecasting, operations management, cost accounting and process optimization for Level 3 Communications, HR Management Systems Inc., AC Packaging Systems Inc., Riley & Geehr, Inc., and Ross Systems Inc. among others. Upon completing his service in the South African Military as a decorated Battalion Commander, he retired with the rank of Major. He was also a recipient of the Chief of the Defence Force Award for Meritorious Service during clandestine operations in Angola.  He began his business career with various multinational firms in both commercial and defense manufacturing for Satellite and Radar Development, Chemicals, Steel, Explosives, Packaging and Transportation. Mr. Erridge’ holds a Bachelor of Science degree in Accounting (Majors in Financial Accounting and Cost Management Accounting) from Johannesburg University, in South Africa.

In a statement released by the company, IREHC's Chief Executive Officer and Chairman, Dave Lavoie commented, "We are excited to add Trevor to our team where he will play an important role in planning and executing critical pieces of our growth and acquisition strategies. His background in micro-finance and manufacturing will be an important catalyst for determining key business drivers and implementing solid processes and controls designed to increase shareholder value.”

About Infinity Real Estate Holdings Corporation

Infinity Real Estate Holdings Corporation (formally known as Accelerated Acquisitions XVI, Inc. (the “Company”) was incorporated in the state of Delaware on October 21, 2011 for the purpose of raising capital that is intended to be used in connection with its business plan which may include a possible merger, acquisition or other business combination with an operating business. The company is registered with the SEC and is currently in the development stage. All activities of the Company to date relate to its organization, initial funding and share issuances and the Company currently does not trade on any stock exchange. The Company has identified two significant opportunities which the executive team is working diligently to finalize in the very near future.

Legal Notice Regarding Forward-Looking Statements

This Press Release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Acts"). In particular, the words "believe," "may," "could," "should," "expect," "anticipate," "estimate," "project," "propose," "plan," "intend," and similar conditional words and expressions are intended to identify forward-looking statements and are subject to the safe harbor created by these Acts. Any statements made in this news release about an action, event or development, are forward-looking statements. Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company. These risks and others are included from time to time in documents we file with the Securities and Exchange Commission ("SEC"), including but not limited to, our Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on our future results. Accordingly, you should not place undue reliance on these forward-looking statements. Although the company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The company takes no obligation to update or correct its own forward-looking statements, except as required by law or those prepared by third parties that are not paid by the company. The company's SEC filings are available at http://www.sec.gov.